                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PRI AUTOMATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              PRI AUTOMATION, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 10, 2000

    PRI Automation, Inc. hereby gives notice that its annual meeting of stockholders will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on Friday, March 10, 2000, beginning at 10:00 A.M., local time, for the following purposes:

    1.  To elect six directors.

    2.  To consider and act upon a proposal to approve the 2000 Stock Option
       Plan.


    3. To consider and act upon a proposal to approve the adoption of the 2000 Employee Stock Purchase Plan and an amendment of the 1994 Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan from 450,000 to 520,000.


    4. To consider and act upon a proposal to approve an amendment to the articles of organization to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 shares.

    5. To transact any further business that may properly come before the annual meeting or any adjournment.

    The board of directors has fixed the close of business on January 20, 2000, as the record date for the determination of PRI stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment. Only stockholders of record on such date are entitled to notice of, and to vote at, the annual meeting or any adjournment.

                                          By Order of the Board of Directors,
                                          Robert L. Birnbaum
                                          CLERK


Billerica, Massachusetts
February 7, 2000


                             YOUR VOTE IS IMPORTANT
         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                          PLAN TO ATTEND THE MEETING.

                              PRI AUTOMATION, INC.
                             805 MIDDLESEX TURNPIKE
                         BILLERICA, MASSACHUSETTS 01821
                                 (978) 670-4270

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 10, 2000


    This proxy statement relates to the annual meeting of stockholders of PRI Automation, Inc. We are mailing the proxy statement and the enclosed form of proxy to stockholders on or about February 7, 2000. The board of directors is soliciting proxies to be used at the annual meeting and any adjournments of the meeting. The annual meeting will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 on Friday, March 10, 2000, beginning at 10:00 a.m. local time.


    When proxies are returned properly executed, the persons named in the proxies will vote the shares represented in accordance with the stockholders' directions. We encourage stockholders to vote on each matter to be considered. However, if no choice has been specified by a stockholder in a properly executed proxy, the persons named as proxies will vote the shares as recommended by management.

    Any stockholder may revoke his proxy at any time before it has been exercised by:

    - providing us with a later dated proxy,

    - notifying PRI's Clerk in writing, or

    - attending the annual meeting and voting in person.

    We have fixed the close of business on January 20, 2000 as the record date for the annual meeting and any adjournment. Only stockholders of record on the record date are entitled to notice of, and to vote at, the annual meeting or any adjournment. At the close of business on the record date, there were issued and outstanding 22,780,837 shares of common stock, each of which is entitled to cast one vote. This number includes outstanding exchangeable shares of PRI Automation (Canada), Inc., each of which entitles its holder to one vote.

                         QUORUM AND TABULATION OF VOTES

    Our by-laws provide that a quorum for the annual meeting requires a majority in interest of the shares of common stock issued and outstanding and entitled to vote. We will treat shares of common stock represented by a properly signed and returned proxy as present at the annual meeting for the purpose of determining a quorum. In general, votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    A plurality of the votes properly cast at the annual meeting will elect each director. Abstentions and votes withheld from director-nominees, including broker non-votes, will not be included in calculating the number of votes cast.


    Each of the proposal to approve the 2000 Stock Option Plan and the proposal to approve the adoption of the 2000 Employee Stock Purchase Plan and amendment of the 1994 Employee Stock Purchase Plan requires a majority of the votes properly cast at the meeting. Nasdaq Stock Market rules require stockholder approval of each plan. Also, the stockholders must approve each plan in order for stock options and other awards relating to shares issuable under the plan to qualify for favorable tax treatment under the Internal Revenue Code. Abstentions with respect to these proposals will count as being present and represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will therefore have the effect of a "no" vote. Broker non-votes will not be included in calculating the number of votes cast on these proposals.


    The proposal to amend the articles of organization requires the approval of a majority of PRI's issued and outstanding voting stock. Abstentions and broker non-votes have the effect of a "no" vote on this proposal.

    The persons named in the proxies will vote the shares FOR election of each nominee as a director and FOR each other proposal if no specification is made.

    We know of no other matter to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

    EquiServe, L.P., our transfer agent, will tabulate votes at the annual meeting.

                                 PROPOSAL ONE--
                             ELECTION OF DIRECTORS

    Our by-laws provide for a board of directors, the number of which is fixed from time to time by the stockholders and may be enlarged or reduced by vote of a majority of the board. The board has fixed the number of directors at six and has nominated for election as directors Mordechai Wiesler, Mitchell G. Tyson, Amram Rasiel, Boruch B. Frusztajer, Alexander V. d'Arbeloff, and Kenneth M. Thompson. Each nominee is currently a director of PRI. Each director elected at the annual meeting will hold office until the next annual election of directors and until his successor is chosen and qualified or until he sooner dies, resigns, is removed, or becomes disqualified.

    Each of the nominees has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for such other nominee as is then designated by the board of directors.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SIX INDIVIDUALS NAMED ABOVE AS DIRECTORS.

                                 PROPOSAL TWO--
                             2000 STOCK OPTION PLAN

    The board of directors has adopted the 2000 Stock Option Plan, subject to approval by the stockholders. The board of directors authorized a total of 400,000 shares that may be issued pursuant to awards granted under the plan.

    Options constitute a significant portion of the overall compensation of our employees, including our executive officers. The board of directors, including the members of the Compensation Committee, believes that PRI will derive substantial benefits from the 2000 Stock Option Plan. We believe that the 2000 Stock Option Plan will help attract and retain key executives by enabling us to offer competitive compensation packages. We also believe that equity compensation benefits PRI by aligning the interests of directors, executive officers and other employees with the interests of the stockholders.

    The full text of the 2000 Stock Option Plan as adopted by the board of directors is printed as Appendix A, beginning on page A-1. A summary of its material provisions is set forth hereinafter under the caption "Benefit Plans."

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN.

                                PROPOSAL THREE--
               ADOPTION OF 2000 EMPLOYEE STOCK PURCHASE PLAN AND
                 AMENDMENT OF 1994 EMPLOYEE STOCK PURCHASE PLAN


    The board of directors has adopted the 2000 Employee Stock Purchase Plan, subject to approval by the stockholders. The plan provides for the sale and issuance of up to 350,000 shares pursuant to awards granted under the plan. The plan allows all eligible employees of PRI to purchase shares of common stock by electing to have a percentage of their pay deducted for a six-month offering period. It is intended to replace the 1994 Employee Stock Purchase Plan, which has been in place since 1994.



    The board of directors also amended the 1994 Employee Stock Purchase Plan to increase by 70,000 the number of shares available for issuance thereunder. The increase is to ensure that PRI will have sufficient shares available for all employees who have elected to purchase shares in the current, and final, offering period under the plan. This amendment does not require, and is not contingent upon, stockholder approval. We are requesting that stockholders approve this amendment solely so that the plan will continue to be qualified under Section 423 of the Internal Revenue Code, which provides favorable tax treatment to employees with respect to shares purchased under the plan.



    We are proposing adoption of the 2000 Employee Stock Purchase Plan because the 1994 Employee Stock Purchase Plan will expire at the end of the current offering period. We want to retain this broad-based equity compensation measure as an important component of our overall compensation package. The board of directors believes that the opportunity to purchase common stock under an employee stock purchase plan is an important benefit to our employees. We believe that PRI has derived substantial benefits from the 1994 Employee Stock Purchase Plan, and will continue to derive these benefits from the new plan. Offering employees the opportunity to purchase common stock allows us to more closely align the interests of our employees with the interests of our stockholders and helps us attract and retain key employees. We believe that such plans are a common feature of employee compensation in our industry, especially among companies with whom we compete for employees.


    We intend to file, as soon as practicable after stockholder approval of the proposal, a registration statement under the Securities Act of 1933 covering the shares of common stock issuable under the plans.

    The full text of the 2000 Employee Stock Purchase Plan as adopted by the board of directors is printed as Appendix B, beginning on page B-1. The full text of the 1994 Employee Stock Purchase Plan, as amended, is printed as Appendix C, beginning on page C-1. A summary of material provisions of the plans is set forth hereinafter under the caption "Benefit Plans."


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2000 EMPLOYEE STOCK PURCHASE PLAN AND THE AMENDED 1994 EMPLOYEE STOCK PURCHASE PLAN.

                                PROPOSAL FOUR--
                   AMENDMENT OF THE ARTICLES OF ORGANIZATION


    The board of directors has voted to recommend to the stockholders that PRI amend its articles of organization to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 shares.

    As of January 20, 2000, there were 22,780,837 shares issued and outstanding and approximately 4,554,634 shares reserved for future issuance pursuant to outstanding options to purchase common stock. Additional authorized and unissued shares of common stock may be issued from time to time by vote of the board of directors for such corporate purposes as it determines to be necessary or desirable, including:

    - stock splits and stock dividends;

    - raising capital through the sale of stock; and

    - acquiring businesses through the exchange of stock.

    The number of authorized and unissued shares now available limits our ability to pursue certain strategic options. For example, we presently have too few shares available to effect a stock split, even if the board determined that a split would be a desirable corporate action. We presently have no commitments or agreements to effect a stock split, or to issue any additional shares of common stock except pursuant to outstanding options. However, the board of directors considers the authorization of additional shares of common stock advisable to ensure prompt availability of shares should an appropriate occasion arise.

    Without this authorization, we would generally have to incur the delay and expense of a meeting of stockholders and proxy solicitation to authorize the issuance of stock for specific transactions. Of course, Massachusetts law, Nasdaq rules, or our by-laws or articles of organization may still require a vote of stockholders for certain transactions, for example, a large acquisition.

    If authorized, the additional shares of common stock would have the same rights and privileges as the currently outstanding shares of common stock. The increase in authorized shares will not affect the terms, or the rights of the holders, of outstanding shares of common stock.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF ORGANIZATION.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information concerning each director (each of whom has been nominated for re-election) and each executive officer of
PRI:


                 NAME                      AGE                            POSITION
                 ----                    --------                         --------
Mordechai Wiesler......................     69      Chairman of the Board of Directors
Mitchell G. Tyson......................     45      President, Chief Executive Officer and Director
Stephen D. Allison.....................     54      Chief Financial Officer
Robert G. Postle.......................     45      Vice President, General Manager, Factory Systems
                                                    Division
Edward A. Wagner.......................     51      Vice President, General Manager, OEM Systems Division
Amram Rasiel (2).......................     69      Director
Boruch B. Frusztajer (2)(3)............     69      Director
Alexander V. d'Arbeloff (3)............     72      Director
Kenneth M. Thompson....................     61      Director


------------------------


(1) Mr. Allison has resigned effective January 28, 2000.



(2) Member of the Audit Committee.



(3) Member of the Compensation Committee.

    MORDECHAI WIESLER, a founder of PRI, has been a director of PRI since our inception. Mr Wiesler served as PRI's President from our inception until February 1995, as Chief Executive Officer from our inception until August 1998 and as Treasurer from our inception until September 1999. Mr. Wiesler was also the founder, president and chairman of Transistor Automation Corporation until its sale to Teledyne, Inc. in 1966. Mr Wiesler received a B.S. in mechanical engineering from the Technion in Israel.

    MITCHELL G. TYSON was named Chief Executive Officer of PRI in August 1998. He was elected to the office of President and named a director of PRI in 1995. Mr. Tyson served as our Chief Operating Officer from 1990 to 1998. From 1987 to 1990, he served as our Vice President, Operations. From 1984 to 1987, Mr. Tyson was the director of product management of GCA Corporation, a manufacturer of semiconductor capital equipment. Mr. Tyson holds a B.S. in physics, an M.S. in political science and an M.S. in nuclear engineering, all from the Massachusetts Institute of Technology. Mr. Tyson is a member of the board of directors of the Semiconductor Industry Suppliers of North America (formerly SEMI-SEMATECH, Inc.). In addition, Mr. Tyson is a member of the North American Advisory Board of SEMI, a trade association that represents the worldwide semiconductor equipment industry.


    STEPHEN D. ALLISON joined us in 1997 and served as our Chief Financial Officer until January 28, 2000. Mr. Allison was Vice President and Chief Financial Officer of Helix Technology Corporation, a manufacturer of cryogenic vacuum systems, from 1995 to 1997. Mr. Allison also served as Vice President, Finance of Behring Diagnostic Systems, Inc., a supplier of immunoassay test and analysis systems, from 1991 to 1995, served as Vice President, Planning of Bay State Health Care, Inc., from 1989 to 1991 and worked at Teradyne, Inc. in various financial positions from 1974 to 1989. Mr. Allison holds a B.A. in economics from Columbia Univeristy and an M.B.A from the Amos Tuck School of Business Administration at Dartmouth College, and is a Certified Public Accountant.


    ROBERT G. POSTLE was named our Vice President, General Manager, Factory Systems Division in September 1999. Mr. Postle joined PRI in 1994 as Vice President, Marketing and Sales, became Vice President, Marketing, Sales and Service in 1997 and was named Vice President, Sales, Service and Field Operations in 1998. From 1989 to 1994, Mr. Postle was Vice President of Marketing and Sales at ULVAC Technologies, Inc., a manufacturer of vacuum technology products. From 1987 to 1989, Mr. Postle was Vice President of Marketing and Sales at ASM Ion Implant, Inc., a manufacturer of ion implantation equipment. Mr. Postle holds a B.S. in business administration from the State University of New York, Brockport.

    EDWARD A. WAGNER was appointed our Vice President, General Manager, OEM Systems Division in January 1999. Mr. Wagner joined PRI as Vice President, Sales in 1997. From 1989 to 1997, Mr. Wagner was Vice President of US operations for Metron Technology, a worldwide sales and distribution company supporting many of the major semiconductor equipment manufacturers in both the US and Japan. From 1979 to 1989, he served as President and General Manager of BGL Corp., a manufacturer of OEM automation products and quartz glass products. Mr. Wagner holds a B.S. from the University of California at Berkeley and an M.B.A. from Golden Gate University, San Francisco.

    AMRAM RASIEL has been a director of PRI since 1982. Dr. Rasiel is a private investor. He is a director of Progress Software Corporation, a provider of application development software, and of a number of privately held companies.

    BORUCH B. FRUSZTAJER became a director of PRI in 1982. Mr. Frusztajer has been the President of BBF Corporation, an industrial management company, since 1984.

    ALEXANDER V. D'ARBELOFF became a director of PRI in 1982. Mr. d'Arbeloff has been Chairman of the Board of Teradyne, Inc., a publicly-held manufacturer of automatic testing equipment used in the manufacture of semiconductors, since 1977. From 1971 to 1996, Mr. d'Arbeloff served as President of Teradyne, and also served as its Chief Executive Officer from 1971 to 1997. He is Chairman of the

Corporation of the Massachusetts Institute of Technology. Mr. d'Arbeloff is a director of a number of privately held companies.

    KENNETH M. THOMPSON became a director of PRI in July 1998. Mr. Thompson was employed by Intel Corporation for twenty-five years, most recently as Vice President, Technology Manufacturing Engineering. He retired from Intel in 1998. Mr. Thompson is a director of LAM Research Corp., Silicon Valley Group, Inc. and Gasonics Corporation.

COMMITTEES AND MEETINGS OF THE BOARD

    During the fiscal year ended September 30, 1999 ("fiscal 1999"), the Board met six times, acted three times by unanimous written consent and acted once through an ad hoc committee of three directors appointed by the full board. No director attended fewer than 75% of the total number of meetings held by the Board or committees of the Board on which he served.

    The board of directors currently has two standing committees. The Audit Committee (currently composed of Messrs. Rasiel and Frusztajer) reviews PRI's internal accounting procedures and consults with and reviews the services provided by PRI's independent auditors. The Audit Committee met once during fiscal 1999. The Compensation Committee (currently composed of
Messrs. Frusztajer and d'Arbeloff) has general responsibility for PRI's executive compensation policies and practices, including making specific recommendations to the board of directors concerning compensation for PRI's executive officers and administering the 1984 Incentive Stock Option Plan, the 1994 Incentive and Nonqualified Stock Option Plan, the 1994 Employee Stock Purchase Plan and the 1997 Non-Incentive Stock Option Plan. The Compensation Committee acted by written consent three times during fiscal 1999.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

    Each non-employee director of PRI has served without cash compensation but has been reimbursed, upon request, for expenses incurred in attending meetings of the Board of Directors. Directors who are PRI employees are not paid any separate fees for serving as directors. On November 30 of each year, each non-employee director then in office is automatically granted a non-qualified option under the 1997 Stock Option Plan to purchase 5,000 shares of common stock at an exercise price equal to its fair market value on that date. Pursuant to this provision of the 1997 Stock Option Plan, on November 30, 1998, each of Messrs. Rasiel, Frusztajer, d'Arbeloff and Thompson was automatically granted a nonstatutory option to purchase 5,000 shares of common stock at an exercise price of $24.00 per share.

EXECUTIVE COMPENSATION


    The following table provides certain summary information concerning the compensation earned by PRI's Chief Executive Officer and each of the four other most highly compensated executive officers, as well as a former officer (collectively, the "Named Executive Officers"), for services rendered in all capacities to PRI during fiscal 1999 and during the fiscal years ended September 30, 1997 and 1998 ("fiscal 1997" and "fiscal 1998," respectively).

                           SUMMARY COMPENSATION TABLE


                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                ------------
                                                                                   AWARDS
                                                                ANNUAL          ------------
                                                           COMPENSATION(1)       SECURITIES     ALL OTHER
                  NAME AND                     FISCAL    --------------------    UNDERLYING    COMPENSATION
             PRINCIPAL POSITION                 YEAR     SALARY($)   BONUS($)    OPTIONS(#)       ($)(2)
             ------------------               --------   ---------   --------   ------------   ------------
Mordechai Wiesler...........................    1999     $201,539          --      40,000        $12,360
  Chairman of the Board                         1998     $257,212          --      30,000        $10,485
                                                1997     $243,077    $187,500      40,000        $11,500

Mitchell G. Tyson...........................    1999     $266,010          --      55,000        $ 5,412
  President and Chief Executive Officer         1998     $247,289          --     130,000        $ 5,363
                                                1997     $218,077    $168,750      40,000        $ 5,260

Robert G. Postle............................    1999     $207,038          --      61,000        $ 5,412
  Vice President, General Manager, Factory      1998     $196,789          --      25,500        $ 5,667
  Systems Division                              1997     $155,847    $100,000      25,000        $ 5,180

Stephen D. Allison(3).......................    1999     $202,596          --      26,000        $ 3,754
  Chief Financial Officer                       1998     $194,789          --      47,000        $ 2,936
                                                1997     $ 84,135    $ 35,096      30,000        $ 1,512

Edward A. Wagner(4).........................    1999     $204,346          --      39,000        $ 6,528
  Vice President, General Manager,              1998     $164,237          --      45,500        $ 5,362
  OEM Systems Division                          1997     $ 34,303    $ 52,000      22,500        $   518

Robert Klimm(3).............................    1999     $229,260          --      39,000        $ 6,157
  Former Vice President, General Manager        1998     $216,231          --      18,000        $ 7,106
  Factory Systems Division                      1997     $100,010    $ 52,055      40,000        $ 1,764


--------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than $50,000 and less than ten percent of the total annual salary and bonus for each executive officer.


(2) The amounts reported include PRI's contributions to the PRI Savings and Retirement Plan during fiscal 1999, fiscal 1998 and fiscal 1997, respectively, for the benefit of Mr. Wiesler ($4,800, $4,185 and $5,200), Mr. Tyson ($4,800, $4904 and $4,973), Mr. Postle ($4,800, $5,310 and $3,629)
    and Mr. Allison ($2,026, $1,928 and $1,410) and during fiscal 1999 and fiscal 1998 for Mr. Wagner ($4,800 and $4,927); and premiums paid by PRI on excess life insurance policies during fiscal 1999, fiscal 1998 and fiscal 1997, respectively, for Mr. Wiesler ($7,560, $6,300 and $6,300), Mr. Tyson ($612, $459 and $510), Mr. Postle ($612, $357 and $505) and Mr. Allison
    ($1,728, $1,008 and $102) and during fiscal 1999 and fiscal 1998 for Mr. Wagner ($1,728 and $435).



(3) Messrs. Allison and Klimm joined PRI during fiscal 1997 and, therefore, received compensation for only a portion of that fiscal year.


(4) Mr. Wagner joined PRI as Vice President, Sales in June 1997 and, therefore, received compensation for only a portion of that fiscal year. He became Vice President, General Manager, OEM Systems Division in March 1999.

OPTION GRANTS IN LAST FISCAL YEAR


    The following table contains information concerning stock option grants made during fiscal 1999 under the 1994 Incentive and Nonqualified Stock Option Plan and the 1997 Nonqualified Stock Option Plan to the Chief Executive Officer and each of the other Named Executive Officers:


                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF
                                                                                                         STOCK
                                                       % OF TOTAL                                 PRICE APPRECIATION
                                                        OPTIONS                                           FOR
                                                       GRANTED TO    EXERCISE OR                    OPTION TERM(2)
                                          OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
NAME                                     GRANTED(#)   FISCAL YEAR    ($/SHARE)(1)      DATE        5%($)      10% ($)
----                                     ----------   ------------   ------------   ----------   ---------   ---------
Mordechai Wiesler......................    30,000(3)   1.8 0.6         $27.375        3/03/05    $279,304    $633,644
                                           10,000(4)                   $23.3125       5/11/05    $ 79,285    $179,870

Mitchell G. Tyson......................    40,000(3)   2.4 0.9         $27.375        3/03/05    $372,405    $844,859
                                           15,000(4)                   $23.3125       5/11/05    $118,927    $269,805

Robert G. Postle.......................    27,000(3)  1.6 0.5 1.5      $27.375        3/03/05    $251,373    $570,280
                                            9,000(4)                   $23.3125       5/11/05    $ 71,356    $161,883
                                           25,000(5)                   $28.625        8/31/05    $243,381    $552,148

Stephen D. Allison.....................    20,000(3)   1.2 0.4         $27.375        3/03/05    $186,202    $422,430
                                            6,000(4)                   $23.3125       5/11/05    $ 47,571    $107,922

Edward A. Wagner.......................    30,000(6)   1.8 0.5         $27.00         1/04/05    $275,477    $624,964
                                            9,000(4)                   $23.3125       5/11/05    $ 71,356    $161,883
Robert Klimm...........................    30,000(3)       1.8         $27.375        3/03/05    $279,304    $633,644
                                            9,000(4)       0.5         $23.3125       5/11/05    $ 71,356    $161,883


--------------------------

(1) All options were granted at exercise prices not less than fair market value, which was determined by the board of directors to be the last sale price of the common stock on the date of grant as reported by the Nasdaq Stock Market.

(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not represent PRI's estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of the common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the Named Executive Officers. This table does not take into account any appreciation in price of the common stock from the date of grant to the current date. The values shown are net of the option price, but do not include deductions for taxes or other expenses associated with the exercise.

(3) Option vests in twenty equal quarterly installments beginning June 30, 1999 and ending March 3, 2004.

(4) Fully vested on December 5, 1999.

(5) Option issued in connection with Mr. Postle's promotion to the position of Vice President, General Manager, Factory Systems Division. Option vests in twenty equal quarterly installments beginning November 30, 1999 and ending August 31, 2004.

(6) Option issued in connection with Mr. Wagner's promotion to the position of Vice President, General Manager, OEM Systems Division. Option vests in twenty equal quarterly installments beginning April 4, 1999 and ending January 4, 2004.

OPTION/SAR EXERCISES AND FISCAL YEAR-END VALUES

    The following table sets forth information concerning option exercises and holdings under PRI's 1984 Incentive Stock Option Plan, 1994 Incentive and Nonqualified Stock Option Plan and 1997 Non-Incentive Stock Option Plan as of September 30, 1999 with respect to the Chief Executive Officer and the other Named Executive Officers:

                         FISCAL YEAR-END OPTION VALUES


                                                                      COMMON STOCK
                                                                       UNDERLYING               VALUE OF UNEXERCISED
                                      SHARES                     UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                     ACQUIRED       VALUE          FISCAL YEAR-END (#)          FISCAL YEAR-END $(2)
                                        ON         REALIZED    ---------------------------   ---------------------------
NAME                                EXERCISE(#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                -----------   ----------   -----------   -------------   -----------   -------------
Mordechai Wiesler.................     75,000     $1,820,473      77,051         86,349      $1,757,298      $1,383,078

Mitchell G. Tyson.................     95,000     $2,369,375     157,951        182,469      $4,153,149      $3,561,915

Robert G. Postle..................     32,420     $  476,868       7,187         90,951      $  190,320      $1,186,378

Stephen D. Allison................         --             --      15,401         57,599      $  320,821      $  952,554

Edward A. Wagner..................      9,501     $  176,572       3,000         61,999      $   74,250      $  917,416

Robert Klimm......................     27,400     $  418,381       2,000         67,600      $   49,500      $  855,138


--------------------------

(1) Amounts disclosed in this column do not necessarily reflect amounts received by the Named Executive Officers but are calculated based on the difference between the fair market value of the common stock on the date of exercise and the exercise price of the options. Named Executive Officers will receive cash only if and when they sell the common stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the common stock at the time of such sale.

(2) Calculated on the basis of the last sale price of the common stock on September 30, 1999 as reported by the Nasdaq Stock Market ($36.125 per share), less the applicable option exercise price.

RETENTION AND SEVERANCE AGREEMENTS

    PRI has entered into retention agreements with each of Messrs. Wiesler, Tyson, Postle, Allison and Wagner. The terms of each agreement were amended in fiscal 1999. The agreements provide for certain payments upon the occurrence of certain events following a "change of control" of PRI. A "change of control" is defined in each agreement to mean (i) any person becoming the beneficial owner of securities of PRI representing fifty percent (50%) or more of the total voting power; (ii) a change in the composition of the board of directors creating a majority of directors consisting of individuals other than directors of PRI as of the date of the retention agreement or their designated successors; or (iii) the merger or consolidation of PRI with any other corporation (other than a merger or consolidation keeping at least fifty percent (50%) of the total voting power in the hands of PRI stockholders) or PRI's liquidation or the sale or disposition by PRI of all or substantially all of its assets.

    Each agreement provides that PRI will pay certain severance benefits to the executive officer in the event that, within 12 months after a change of control, the executive's employment is terminated other than for cause, as defined in the agreement, or if the executive resigns after the occurrence of one or more certain events, such as material reduction in responsibilities or salary or relocation to a facility in a different location without the executive's consent.

    Each agreement provides that, if the executive is terminated or resigns within 12 months after a change of control under circumstances that would entitle the executive to severance benefits, then PRI will be obligated to pay to the executive, in a single payment, an amount equal to the sum of (a) his then-current annual base compensation, (b) the bonus (if any) that PRI (or its successor) paid the executive with respect to its fiscal year most recently ended before such termination or resignation and (c) a prorated fraction of the amount of his "target bonus" for the fiscal year of PRI in which the termination or resignation occurs. Each agreement further provides that, upon such termination or resignation, or upon the first anniversary of a change of control if no such termination or resignation occurs, 100% of the otherwise unvested portion of each stock option held by the executive will become fully exercisable, and 100% of each option held by PRI to repurchase stock of PRI owned by the executive will terminate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee is a former or current employee of PRI or a party to any other relationship of a character required to be disclosed pursuant to Item 402(j) of Regulation S-K.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report has been furnished by the Compensation Committee. Boruch B. Frusztajer and Alexander V. d'Arbeloff, two non-employee members of the Board of Directors, are the members of the Committee. The Committee meets at least annually or more frequently if requested by the Board of Directors. The Committee is primarily responsible for the review of executive compensation, which includes base salary, profit sharing, and stock option awards.

    COMPENSATION POLICIES. PRI believes that it is critical to its continued success to attract and retain highly qualified executive officers who will play a vital role in future achievements. To this end, PRI has established its compensation policy to reward executives based upon corporate, departmental and individual performance which is measured against the internal goals set for each area. PRI also understands the need to provide long term incentives to its executive officers to achieve future financial and strategic goals which include PRI's growth, enhancement of PRI's profitability and thus shareholder value. PRI believes that its total compensation is sufficiently competitive to retain and, if necessary, attract executive officers capable of leading PRI in accomplishing its business goals.


    Executive compensation for fiscal 1999 consisted of a base salary and equity-based long-term incentive compensation in the form of incentive and nonstatutory stock options. Since options granted under the 1994 Incentive and Nonqualified Stock Option Plan and 1997 Nonqualified Stock Option Plan generally vest over a five-year period, option awards encourage the holders to improve the profitability and shareholder value of PRI. Also, to reward performance PRI provides executives with additional cash compensation in the form of profit sharing bonuses. However, no bonus compensation was awarded in fiscal 1999.


    BASE SALARIES AND CHIEF EXECUTIVE OFFICER COMPENSATION. The salaries of the executive officers are established annually by evaluating requirements of the position, the contribution of the individual executive with respect to PRI's performance and the executive's responsibility, technical experience and future potential. Base salaries of the executive officers are generally adjusted annually in January to reflect comparable executive salaries for comparably sized companies and to maintain the objectives of the compensation policy noted above. In determining base salaries, the Compensation Committee relies upon independent surveys of companies in the industry to determine whether PRI's executive compensation is in a competitive range for executives within PRI's industry. The salary of Mitch Tyson, PRI's Chief Executive Officer, was $266,010 for fiscal 1999. This represented an increase of approximately 7.6% from fiscal 1998.


    LONG-TERM INCENTIVE COMPENSATION. One of PRI's goals is the enhancement of shareholder value. The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase common stock. PRI's stock option plans are long-term plans designed to link executive rewards to shareholder value over time. Stock options granted typically have a term of six
(6) years and vest in twenty quarterly installments over a period of five
(5) years from the date of grant. In fiscal 1999, PRI granted long-term incentive compensation in the form of incentive and nonstatutory stock options under the 1994 Incentive and Nonqualified Stock Option Plan and 1997 Nonqualified Stock Option Plan to PRI's executive officers. These grants included options granted to Messrs. Wiesler, Tyson, Postle, Allison and Wagner to purchase up to 40,000, 55,000, 61,000, 26,000 and 39,000 shares of common stock, respectively. See "Option Grants in Last Fiscal Year" at page 8.


Boruch B. Frusztajer
Alexander V. d'Arbeloff

                                 BENEFIT PLANS

EMPLOYEE STOCK PURCHASE PLANS


    On November 30, 1999, the board of directors voted to adopt the PRI Automation, Inc. 2000 Employee Stock Purchase Plan, under which options to purchase up to 350,000 shares of common stock may be granted to employees of PRI, and to amend to the 1994 Employee Stock Purchase Plan to increase the total number of shares available for issuance under the plan from 450,000 to 520,000.



    The board of directors initially adopted, and the stockholders approved, the 1994 Employee Stock Purchase Plan in 1994. The 1994 Employee Stock Purchase Plan will terminate after the current offering period ends on March 31, 2000. The board of directors intends that the 2000 Employee Stock Purchase Plan will replace the 1994 Employee Stock Purchase Plan as a component of PRI's employee compensation.


    Each of the employee stock purchase plans is intended to provide a method of broad-based equity compensation whereby employees of PRI will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in PRI through the purchase of shares of common stock. PRI intends that each employee stock purchase plan will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the employee stock purchase plans shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


    Eligible employees will have the right to purchase stock under the 2000 Employee Stock Purchase Plan in a series of six-month offerings. The Compensation Committee will, in its discretion, determine the applicable commencement and termination dates for each offering. An employee may participate in any one or more of the offerings without being prohibited from or required to participate in any other offering.


    During each six-month offering period under the 2000 Employee Stock Purchase Plan, participating employees will be entitled to purchase shares through payroll deductions. An eligible employee can elect to have 1% to 10% of the employee's base pay over the offering period. During each offering period, the price at which the employee will be able to purchase the common stock will be 85% of the last reported sale price of the common stock on the Nasdaq Stock Market on the date that the offering period commences or the date the offering period concludes, whichever is lower.


    All employees who are customarily employed for twenty or more hours per week and five months per calendar year, and are employed by PRI on the first day of the applicable offering period, will be eligible to participate in the employee stock purchase plans. No employee will be able to purchase shares pursuant to the employee stock purchase plans, if after such purchase, such employee would own 5% or more of the total combined voting power or value of PRI's stock. The employee stock purchase plans are administered by the board of directors.


    No employee will be granted an option under either employee stock purchase plan that would permit the employee's rights to purchase common stock to accrue at a rate in excess of $25,000 in fair market value of common stock, when the option is granted, for each calendar year in which the option is outstanding at any time. Additionally, no employee may purchase more than 1,000 shares during any offering period under the 2000 Employee Stock Purchase Plan.

    NEW PLAN BENEFITS


    Eligible employees can elect to participate in PRI's employee stock purchase plans by authorizing deductions from their paychecks during any six-month offering. Each participating employee may elect to have withheld any amount up to 10% of the employee's salary. Therefore, PRI is unable to determine the dollar value and number of options which will be received by or allocated to any participating employee if the proposal relating to the employee stock purchase plans is approved. Non-employee directors are not eligible to participate in the employee stock purchase plans.



    AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLANS



    The board of directors may terminate or amend the 1994 Employee Stock Purchase Plan or the 2000 Employee Stock Purchase Plan at any time. Termination of either plan would not affect options previously granted, nor can an amendment make any change in any option theretofore granted if the change would adversely affect the rights of any participant with respect to outstanding options.


    UNITED STATES INCOME TAX INFORMATION

    The following discussion is intended only as a brief overview of certain of the current federal income tax laws applicable to the 2000 Employee Stock Purchase Plan. Employees should consult their tax advisors concerning their own federal income tax situations, as well as concerning state tax aspects of the acquisition of shares of Common Stock pursuant to the Stock Purchase Plan. No state tax matters are addressed in the following discussion.


    If an employee acquires shares under the 2000 Employee Stock Purchase Plan and does not dispose of them within two years after the commencement of the offering pursuant to which the shares were acquired, nor within one year after the date on which the shares were acquired, any gain realized upon subsequent disposition will be taxable as a long-term capital gain, except that the portion of such gain equal to the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the amount paid upon purchase of the shares, or (b) the excess of the fair market value of the shares on the offering commencement date over the amount paid upon purchase of the shares, is taxable as ordinary income. There is no corresponding deduction for PRI, however. If the employee disposes of the shares at a price less than the price at which he or she acquired the shares, the employee realizes no ordinary income and has a long-term capital loss measured by the difference between the purchase price and the selling price.



    If an employee disposes of shares acquired pursuant to the 2000 Employee Stock Purchase Plan within two years after the commencement date of the offering pursuant to which the shares were acquired, or within one year after the date on which the shares were acquired, the difference between the purchase price and the fair market value of the shares at the time of purchase will be taxable to him or her as ordinary income in the year of disposition. In this event, PRI may deduct from its gross income an amount equal to the amount treated as ordinary income to each such employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares will be taxable as long-term or short-term capital gain, depending upon the period for which the shares were held. If any shares are disposed of within either the two-year or one-year period at a price less than the fair market value at the time of purchase, the same amount of ordinary income (i.e., the difference between the purchase price and the fair market value of the shares at the time of purchase) is realized, and a capital loss is recognized equal to the difference between the fair market value of the shares at the time of purchase and the selling price.


    If a participating employee should die while owning shares acquired under the 2000 Employee Stock Purchase Plan, ordinary income may be reportable on his or her final income tax return.

    The 2000 Employee Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Code.

2000 STOCK OPTION PLAN

    On November 30, 1999, the board of directors approved the 2000 Stock Option Plan. The 2000 Stock Option Plan authorizes:

    - the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code; and

    - the grant of options that do not so qualify, or nonstatutory options.

    NUMBER OF SHARES AVAILABLE FOR OPTION AWARDS UNDER THE 2000 STOCK OPTION
     PLAN

    The 2000 Stock Option Plan provides that an aggregate of 400,000 shares of common stock (subject to adjustment upon certain changes in capitalization of PRI) may be issued pursuant to options granted thereunder. As of January 20, 2000, all of these shares remained available for awards under the 2000 Stock Option Plan. Also, the 2000 Stock Option Plan provides that up to a maximum of 600,000 shares not required to be reserved for issuance upon exercise of options granted under PRI's 1994 Incentive and Non-Qualified Stock Option Plan will be added to the shares reserved under the 2000 Stock Option Plan.


    PRI intends to file, as soon as practicable, a Registration Statement on Form S-8 under the Securities Act of 1933 covering the shares of common stock issuable under the 2000 Stock Option Plan.


    OPTION AWARDS UNDER THE 2000 STOCK OPTION PLAN

    Incentive stock options may be granted under the 2000 Stock Option Plan to employees, including officers and directors who are also employees. Nonstatutory options may be granted under the 2000 Stock Option Plan to employees, officers, individuals providing services to PRI and directors, whether or not they are employees of PRI.

    No options awarded under the 2000 Stock Option Plan may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of PRI or any subsidiary or parent). The exercise price for incentive stock options may not be less than the fair market value of the common stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). Options may become exercisable in periodic installments or upon other terms and conditions as the Compensation Committee may deem appropriate. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000. Also, no individual may be granted options to purchase more than 300,000 shares in any calendar year.

    Incentive stock options are non-transferable except by will or by the laws of descent or distribution, and are exercisable during the lifetime of the person to whom the incentive stock option was granted only by the grantee. Nonstatutory options may be transferred upon such terms and conditions as are set forth in the option agreement, as the Compensation Committee may determine in its discretion. Options generally may not be exercised after (i) termination by PRI for cause of an optionee's employment with PRI, (ii) thirty days following termination by PRI without cause or voluntary termination by the optionee of the optionee's employment with PRI, or (iii) one year following termination of an optionee's employment because of disability, death or retirement.

    Payment of the exercise price for shares subject to options may be made with
(i) cash, certified check, bank draft, postal or express money order for an amount equal to the option price for such shares, or (ii) at the discretion of the Committee, (A) shares of common stock held for at least six months and having a fair market value equal to the option price of such shares,
(B) according to a deferred payment or other arrangement with the person exercising the option, or (C) any other form of other legal consideration acceptable to the Committee including a full-recourse note on terms determined by the Compensation Committee. Full payment for shares exercised must be made at the time of exercise.

    ADMINISTRATION OF THE 2000 STOCK OPTION PLAN


    The 2000 Stock Option Plan is administered by the Compensation Committee. The committee selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 2000 Stock Option Plan. Also, under the 2000 Stock Option Plan the Compensation Committee may delegate to a committee consisting of one or more PRI officers the authority to grant options under the 2000 Stock Option Plan to eligible persons who are not subject to Section 16 of the Securities Exchange Act. The board of directors has appointed Mitchell Tyson, PRI's President and Chief Executive Officer, to serve in this capacity.


    FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 2000 STOCK OPTION PLAN

    The grantee of a nonstatutory option under the 2000 Stock Option Plan recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a nonstatutory option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, PRI may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonstatutory option.

    The grantee of an incentive stock option under the 2000 Stock Option Plan recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive stock option. If no disposition of shares acquired upon exercise of the incentive stock option is made by the option holder within two years from the date of the grant of the incentive stock option or within one year after exercise of the incentive stock option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive stock option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

    The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against regular tax liability in a later year; however, the minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.


    In connection with the sale of the shares covered by incentive stock options, under the 2000 Stock Option Plan, PRI is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive stock option within two years of the date of the granting of the incentive stock option or one year after the exercise of the incentive stock option), subject to certain limitations on the deductibility of compensation paid to executives.

    NEW PLAN BENEFITS

    The Compensation Committee may grant options under the 2000 Stock Option Plan on a discretionary basis. In reviewing and making option grants, the Compensation Committee considers, among other factors, the individual performance of the recipient. Therefore, PRI is unable to determine the dollar value and number of options which will be received by or allocated to any eligible participant, or that would have been received by or allocated to any eligible participant had the 2000 Stock Option Plan been in effect during fiscal 1999.

    AMENDMENT OF 2000 STOCK OPTION PLAN

    The board of directors may amend the 2000 Stock Option Plan at any time. No amendment will be effective without the approval of PRI's stockholders, to the extent stockholder approval is necessary to satisfy the requirements of the Nasdaq Stock Market. The board of directors may, in its discretion, submit other proposed amendments for stockholder approval. Specifically, the board of directors may amend the 2000 Stock Option Plan in any respect the board deems necessary or advisable to provide participants with the maximum benefits available under the Internal Revenue Code relating to incentive stock options.

                              CERTAIN TRANSACTIONS

    In August 1998, PRI entered into a loan arrangement with Robert Postle, then our Vice President, Sales, Service and Field Operations and now our Vice President, General Manager, Factory Systems Division. PRI loaned Mr. Postle $150,000 pursuant to a three-year promissory note with interest accruing at 6%. The note was secured by a mortgage on Mr. Postle's residence. The outstanding principal under the note, together with accrued interest thereon, was due and payable at the maturity date or upon the earlier termination of Mr. Postle's employment either by PRI for cause or voluntarily by Mr. Postle. This note, together with all accrued interest, was repaid in full in January 2000.

                               PERFORMANCE GRAPH

    The following performance graph compares the performance of PRI's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies, and a published industry index, the Hambrecht & Quist Semiconductor Sector Index. The cumulative stockholder returns for shares of common stock and for the market and industry indices are calculated assuming that $100 was invested on October 13, 1994, the date on which the common stock commenced trading on the National Market System of the Nasdaq Stock Market. PRI paid no cash dividends during the periods shown. The performance of the market and industry indices is shown on a total return (dividends reinvested) basis, calculated monthly as of the last day of month indicated.

                  PRI AUTOMATION INC. CUMULATIVE TOTAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PRI AUTOMATION  NASDAQ STOCK MARKET -U.S.  H&Q SEMICONDUCTOR SECTOR
10/13/1994          100.00                     100.00                    100.00
Oct-94              112.96                     101.45                    109.51
Nov-94              124.07                      98.09                    106.94
Dec-94              119.44                      98.36                    106.95
Jan-95              118.52                      98.92                    108.71
Feb-95              133.33                     104.15                    122.14
Mar-95              164.81                     107.24                    129.15
Apr-95              194.44                     110.62                    147.43
May-95              209.26                     113.47                    159.60
Jun-95              242.59                     122.67                    181.26
Jul-95              303.70                     131.69                    206.77
Aug-95              279.63                     134.36                    202.91
Sep-95              303.70                     137.44                    204.85
Oct-95              274.07                     136.65                    192.49
Nov-95              303.70                     139.86                    170.34
Dec-95              260.19                     139.12                    148.84
Jan-96              211.11                     139.80                    146.82
Feb-96              176.85                     145.12                    147.57
Mar-96              181.48                     145.60                    140.57
Apr-96              209.26                     157.67                    161.05
May-96              295.37                     164.91                    156.06
Jun-96              225.93                     157.48                    134.72
Jul-96              194.44                     143.44                    119.60
Aug-96              216.67                     151.47                    130.90
Sep-96              242.59                     163.06                    152.94
Oct-96              262.96                     161.26                    154.35
Nov-96              353.70                     171.23                    194.51
Dec-96              337.04                     171.07                    192.76
Jan-97              445.37                     183.23                    232.40
Feb-97              365.74                     173.09                    221.25
Mar-97              353.70                     161.79                    216.65
Apr-97              379.63                     166.85                    235.23
May-97              564.81                     185.76                    254.01
Jun-97              562.03                     191.45                    244.32
Jul-97              735.19                     211.66                    298.83
Aug-97              792.59                     211.33                    304.50
Sep-97              866.67                     223.82                    305.41
Oct-97              566.67                     212.24                    239.09
Nov-97              505.56                     213.30                    230.66
Dec-97              427.78                     209.88                    203.29
Jan-98              407.41                     216.47                    227.08
Feb-98              515.27                     236.78                    249.46
Mar-98              387.96                     245.51                    233.09
Apr-98              396.30                     249.67                    253.54
May-98              300.46                     235.97                    208.36
Jun-98              252.78                     252.61                    200.26
Jul-98              206.48                     249.85                    206.50
Aug-98              185.19                     200.98                    157.84
Sep-98              185.19                     228.68                    174.59
Oct-98              256.48                     237.70                    218.59
Nov-98              355.56                     261.74                    248.55
Dec-98              385.19                     295.70                    285.36
Jan-99              525.93                     338.70                    356.23
Feb-99              444.44                     308.34                    301.35
Mar-99              311.11                     330.76                    323.69
Apr-99              367.59                     340.05                    329.58
May-99              362.96                     332.23                    340.43
Jun-99              537.04                     361.89                    424.50
Jul-99              458.33                     356.63                    441.69
Aug-99              424.07                     370.76                    476.31
Sep-99              535.19                     370.19                    476.33

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS


    The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 10, 2000 by (i) each person or entity known to us to own beneficially five percent or more of PRI's common stock, (ii) each of our directors, (iii) the Chief Executive Officer and the other Named Executive Officers and (iv) the executive officers and directors as a group:



                                                              SHARES BENEFICIALLY
                                                                  OWNED(1)(2)
                                                              --------------------
NAME AND ADDRESS(3)                                            NUMBER     PERCENT
-------------------                                           ---------   --------
FMR Corp.(4)
82 Devonshire Street,
Boston, MA 02109............................................  1,996,940     8.8%

Mordechai Wiesler(5)........................................    832,710     3.6%

Dr. Amram Rasiel(6).........................................    574,710     2.5%

Mitchell G. Tyson(7)........................................    307,648     1.3%

Boruch B. Frusztajer(8).....................................    105,512       *

Alexander V. d'Arbeloff(9)..................................     86,764       *

Robert G. Postle(10)........................................      7,680       *

Stephen D. Allison(11)......................................      8,184       *

Kenneth M. Thompson(12).....................................     20,000       *

Edward A. Wagner(13)........................................      4,975       *

Robert Klimm................................................         --      --

All directors and executive officers as a group (9
  persons)(14)..............................................  1,948,183     8.4%


------------------------

*   Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table. Shares of common stock subject to options currently exercisable or exercisable within 60 days following the date of this table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) The number of shares of common stock deemed outstanding as of the date of this table, January 10, 2000, is 22,761,449.

(3) Unless otherwise noted, address is in care of PRI Automation, Inc., 805 Middlesex Turnpike, Billerica, Massachusetts 01821-3986.

(4) Information is based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on January 7, 1999. The Schedule 13G states that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under
    Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,690,440 shares as a result of acting as investment adviser to various investment companies, that Fidelity Management

    Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 297,000 shares as a result of its serving as investment manager of institutional accounts and that Fidelity International Limited is the beneficial owner of 9,500 shares. The Schedule 13G states that various persons have the right to receive, or to direct the receipt of dividends from, or the proceeds from the sale of, the common stock, and that no one person's interest in the common stock is more than five percent.

(5) Includes 72,390 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(6) Includes 22,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(7) Includes 197,011 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table and 8,100 shares held by members of Mr. Tyson's family.

(8) Includes 22,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table and 58,762 shares held by members of Mr. Frusztajer's family.

(9) Includes 22,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(10) Includes 7,633 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(11) Includes 7,680 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(12) Includes 20,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(13) Includes 4,975 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(14) Includes 375,689 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table. See notes 5 through 13.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.


    Based solely upon review of Forms 3 and 4 and amendments thereto furnished to us during fiscal 1999 and Forms 5 and amendments thereto furnished with respect to fiscal 1999, we believe that all of its officers, directors and greater-than-10% stockholders fulfilled their Section 16(a) filing requirements in a timely manner.

                                  SOLICITATION

    No person will pay any compensation in connection with the solicitation of proxies for the annual meeting. We will reimburse brokers, banks and other nominees for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of common stock. In addition to the solicitation by mail, the board of directors, officers and certain employees may make special solicitation of proxies in certain instances, personally or by telephone. We expect that the expense of any such special solicitation will be nominal. We will pay all expenses incurred in connection with this solicitation.

                            INDEPENDENT ACCOUNTANTS

    The board of directors has selected PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the fiscal year ending September 30, 2000.

    We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in the proxy materials related to the 2001 annual meeting of stockholders, or special meeting in lieu thereof, must be received by PRI at its executive offices no later than August 31, 2000.

    In addition, our by-laws provide that a stockholder must give us written notice not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in PRI's proxy statement relating to such meeting. Such procedural requirements are fully set forth in Article III of our By-laws.

                                 MISCELLANEOUS

    The board of directors does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business which may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

    Stockholders of record on January 20, 2000 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about us. The annual report to stockholders is not incorporated herein and is not deemed a part of this proxy statement. We will mail, without charge, a copy of our Annual Report on Form 10-K (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to: Shareholder Relations, PRI Automation, Inc., 805 Middlesex Turnpike, Billerica, Massachusetts 01821.

                                                                      APPENDIX A

                              PRI AUTOMATION, INC.
                             2000 STOCK OPTION PLAN

SECTION 1.  PURPOSES OF PLAN; DEFINITIONS

    1.1. GENERAL PURPOSES. PRI Automation, Inc., a Massachusetts corporation (the "Company"), desires to afford certain executives, key employees and directors of, and certain other individuals providing services to, the Company or its subsidiary companies an opportunity to initiate or increase their proprietary interests in the Company, and thus to create in such persons an increased interest in and greater concern for the long-term welfare of the Company. The Company, by granting under this 2000 Stock Option Plan (this "Plan") stock options to acquire shares of common stock of the Company (an "Option"), seeks to retain the services of persons now holding key positions with the Company and to secure the services of other persons capable of filling key positions with the Company or its subsidiary companies.

    1.2. DEFINITIONS. For purposes of this Plan, the following terms shall have the indicated meanings:

    "AFFILIATE" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

    "BOARD" means the Board of Directors of the Company.

    "CAUSE" shall mean, with respect to any Option holder, a determination by the Company (including the Board) or any Affiliate that the Holder's employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Option holder of any agreement to which the Option holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Option holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Option holder's ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Option holder in connection with the business or affairs of the Company or any such Affiliate.

    "CODE" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, together with related rules, regulations and interpretations; and any reference herein to a particular Section of the Code shall include any successor provision of the Code.

    "COMMITTEE" has the meaning set forth in Section 2.1 hereof.

    "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, subject to adjustment pursuant to Section 8 hereof.

    "GREATER-THAN-TEN-PERCENT STOCKHOLDER" means any individual who, at the time he or she is granted an Option, owns or, as a result of the attribution rules of
Section 424(d) of the Code, is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

    "INCENTIVE OPTION" means any Option designated and qualified as an "incentive stock option" within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as to the qualification of any Option as an Incentive Option.

    "NONQUALIFIED OPTION" means any Option that is not an Incentive Option.

    "NON-EMPLOYEE DIRECTOR" means any director who is not also an employee of the Company, its parent or any subsidiary.

    "OUTSIDE DIRECTOR" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section
1504(a) of the Code, which includes the Company (an "Affiliated Group Member"),
(ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliated Group Member's taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member, and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with
Section 162(m) of the Code and the Treasury regulations issued thereunder.

    "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor act thereto, together with related rules, regulations and interpretations.

SECTION 2.  ADMINISTRATION

    2.1. COMMITTEE. This Plan shall be administered by a committee (the "Committee") consisting of at least two Outside Directors. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board, and any reference in this Plan to the Committee shall be deemed to refer to the Board to the extent the Board is exercising any of the powers and functions of the Committee.

    2.2. POWERS OF THE COMMITTEE. Subject to the terms and conditions of this Plan, the Committee shall have the power:

    (a) to determine from time to time the individuals to whom Options shall be granted and the terms, conditions, restrictions and provisions (which need not be identical) of each of those Options, including, with respect to each Option, the time at which the Option shall be granted, the number of shares of Common Stock that shall be subject to the Option, the exercise price for each share of Common Stock subject to the Option (which price shall be subject to the requirements of Section 6.3), the period during which the Option shall be exercisable (whether in whole or in part) and the time or times when each Option shall become exercisable;

    (b) to modify or amend, in its sole discretion, conditionally or unconditionally, any outstanding Option granted under this Plan, including a reduction of the exercise price, an acceleration of the vesting schedule, or an extension of the expiration date;

    (c) to accelerate, in its sole discretion, an Option holder's right to exercise his or her Option in whole or in part, conditionally or unconditionally, at any time;

    (d) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan;


    (e) to delegate to a committee consisting of one or more officers of the Company the authority to grant options under this Plan to eligible persons who are not then subject to Section 16 of the

       Exchange Act and with respect to whom the Company does not wish to comply with Section 162(m) of the Code, and to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;



    (f) to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants; and


    (g) to construe and interpret this Plan and Options granted hereunder and to establish, amend, and revoke rules and regulations for the interpretation, management and administration of this Plan. In this connection, the Committee may supply any omission, reconcile any inconsistency, or correct any other defect in this Plan or in any Option agreement in the manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

All decisions and determinations by the Committee in the exercise of the foregoing powers shall be final and binding upon the Company and Option holders. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option.

    2.3. APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section 2.1 hereof, may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3.  STOCK

    3.1. STOCK TO BE ISSUED. The stock subject to Options granted under this Plan may be shares of authorized and issued Common Stock, shares of Common Stock held in treasury or both, at the discretion of the Company. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed 400,000 shares in the aggregate; PROVIDED, HOWEVER, that the class and aggregate number of shares subject to Options shall be subject to adjustment as provided in Section 8 hereof. Any shares of Company Common Stock available for future awards under the PRI Automation, Inc. 1994 Incentive and Nonqualified Stock Option Plan ("Prior Plan") and any shares of Company Common Stock represented by awards granted under the Prior Plan which are forfeited, expire or are canceled without delivery of shares of stock, or which result in the forfeiture of shares of stock back to the Company, shall again be available for issuance under the Plan; provided, however, such additional shares under the Prior Plan shall not exceed 600,000 shares of Company Common Stock (subject to adjustment as provided in Section 8 hereof).

    3.2. TERMINATION OF OPTION. If any Option granted under this Plan expires or otherwise terminates without having been exercised in whole or in part, the shares of Common Stock previously subject to the unexercised portion of that Option may be the subject of new Options under this Plan.

    3.3. NO FRACTIONAL SHARES. In no event shall any Option be exercisable for a fraction of a share of Common Stock.

SECTION 4.  ELIGIBILITY

    4.1. INDIVIDUALS ELIGIBLE. Incentive Options may be granted only to officers and other employees of the Company and any Affiliate, including members of the Board who are also employees of the Company or any Affiliate. Nonqualified Options may be granted to officers or other employees of the Company or any Affiliate, including members of the Board or the board of directors of any Affiliate, and to consultants and other individuals who render services to the Company or any Affiliate regardless of whether they are employees.

    4.2. GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Option shall be granted to a Greater-Than-Ten-Percent Stockholder unless (a) the exercise price per share under the Incentive Option is not less than 110% of the fair market value of the Common Stock at the time at which the Incentive Option is granted and (ii) the Incentive Option is not exercisable to any extent after the fifth anniversary of the date on which the Incentive Option is granted.

    4.3. MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any Option holder during any calendar year under this Plan and any other plans of the Company or any Affiliate for the issuance of incentive stock options (within the meaning of Section 422 of the Code) shall not exceed $100,000 or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation. To the extent any Option exceeds the foregoing limitation, it shall be deemed a Nonqualified Option.

    4.4. LIMITATION ON GRANTS. In no event may any individual be granted Options with respect to more than 300,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 8 hereof). The number of shares of Common Stock relating to an Option grant in a calendar year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 5.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTION HOLDER

    5.1. TERMINATION OF EMPLOYMENT. Except as otherwise expressly provided herein, an Option shall terminate on the earliest of:

    (a) the date of expiration thereof;

    (b) the date of cancellation thereof pursuant to Section 8.3;

    (c) thirty days after the date on which the Option holder's employment with, or directorship or other services to, the Company and all Affiliates terminates other than for Cause; PROVIDED, HOWEVER, that if, before the date of expiration of the Option, the Option holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or twelve months after the date of such retirement. In the event of such retirement, the Option holder shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Option holder was entitled to exercise such Option immediately prior to such retirement; and

    (d) the date on which the Option holder's employment with, or directorship or other services to, the Company and all Affiliates is terminated by the Company or any Affiliate for Cause;

PROVIDED, HOWEVER, that Nonqualified Options need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (c) and
(d) above nor to Section 5.2 below. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of an employment relationship between the Company and the Option holder shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Option holder of such determination. Options shall not be affected by any Option holder's change of employment within the Company and any Affiliate or change in the identity of the Company or any Affiliate to whom directorship or other services are provided, so long as the Option holder continues to be an employee of, or to provide such services to, the Company or any Affiliate.

    5.2. DEATH OR PERMANENT DISABILITY OF OPTION HOLDER. In the event of the death or permanent and total disability of an Option holder prior to termination of the Option holder's services to the Company or any Affiliate and prior to the date of expiration of such Option, such Option shall terminate on the earliest of its date of expiration, its date of cancellation pursuant to Section 8.3, and the date that is twelve (12) months after the date of such death or disability. After the death of the Option holder, his or her executors, administrators or any individual or individuals to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the date of such termination, to exercise the Option to the extent the Option holder was entitled to exercise the Option immediately prior to his or her death. "Permanent and total disability" for these purposes shall be determined in accordance with Section 22(e)(3) of the Code and the rules, regulations and interpretations issued thereunder.

SECTION 6.  TERMS OF OPTION AGREEMENTS

    Each Option shall be evidenced by an agreement (an "Option Agreement") in writing that shall contain such terms, conditions, restrictions and other provisions as the Committee shall from time to time deem appropriate. Any additional provisions shall not, however, be inconsistent with any other term or condition of this Plan and shall not cause any Incentive Option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement shall, by appropriate language, include the substance of the following provisions:

    6.1. EXPIRATION OF OPTION. Notwithstanding any other provision of this Plan or of the Option agreement, such Option shall expire on the date specified in the Option agreement, which date shall not, in the case of an Incentive Option, be later than the tenth anniversary (the fifth anniversary in the case of a Greater-Than-Ten-Percent Stockholder) of the date on which the Option was granted, or as specified in Section 5 hereof.

    6.2. EXERCISE. Each Option may be exercised so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

    The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. In addition, the Option Agreement may, but need not, include a provision whereby the Option holder may elect at any time, while the Option holder is employed by or providing services to the Company or any Affiliate, to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option; provided, however, any unvested shares shall be subject to a repurchase right in the

Company at the Exercise Price in the event of the Optionee's termination of employment with, or services to, the Company or any Affiliate.

    6.3. EXERCISE PRICE. The exercise price per share under each Option shall be determined by the Committee at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; PROVIDED, HOWEVER, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater-Than-Ten-Percent Stockholder). For these purposes, the "fair market value" of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automatic Quotation System, Inc. ("NASDAQ"), or (c) if the Common Stock is not quoted on NASDAQ, the fair market value as determined by the Committee.

    6.4. TRANSFERABILITY OF OPTIONS AND OPTION SHARES. No Incentive Option shall be transferable by its holder or by operation of law, otherwise than by will or under the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Each Incentive Option shall, during the Option holder's lifetime, be exercisable only by the Option holder. The Committee may in its discretion provide upon the grant of any Option that the shares of Common Stock purchasable upon exercise of such Option shall be subject to such restrictions on transferability as the Committee may determine. Upon any attempt to transfer any Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

    6.5. RIGHTS OF OPTION HOLDERS. No Option holder or other person shall, by virtue of the granting of an Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to such Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option shall have been exercised pursuant to the terms thereof with respect to such shares and the Company shall have issued and delivered the shares to the Option holder.

    6.6. REPURCHASE RIGHT. The Committee may in its discretion provide upon the grant of any Option that the Company shall have an option to repurchase, upon terms and conditions determined by the Committee, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time of grant of the Option for the shares subject to repurchase. In the event the Committee grants an Option subject to such a repurchase option, then so long as the shares purchased upon exercise of that Option remain subject to the repurchase option, each certificate representing those shares shall bear a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

    6.7. "LOCKUP" AGREEMENT. The Committee may in its discretion specify upon granting an Option that the Option holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

    7.1. METHOD OF EXERCISE. Any Option may be exercised by the Option holder by delivering to the Company, on any business day prior to the termination of the Option, a written notice specifying the number of shares of Common Stock the Option holder then desires to purchase and the address to which the certificates for such shares are to be mailed, accompanied by payment of the exercise price for such shares.

    7.2. PAYMENT OF EXERCISE PRICE. Payment for the shares of Common Stock purchased upon exercise of an Option shall be made by:

    (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price of the shares being purchased;

    (b) with the consent of the Committee, shares of Common Stock having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price and owned by the Option holder for a period of at least six months;

    (c) with the consent of the Committee, a personal recourse note issued by the Option holder to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; PROVIDED, HOWEVER, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in
       Section 1274(d) of the Code;

    (d) with the consent of the Committee, such other consideration that is acceptable to the Committee and that has a fair market value, as determined by the Committee, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Committee; or

    (e) with the consent of the Committee, any combination of the foregoing.

As promptly as practicable after receipt of notice and payment pursuant to
Section 7.1 hereof and any documents required pursuant to Sections 9.2 and 9.3 hereof, the Company shall deliver to the Option holder a certificate registered in the name of the Option holder and representing the number of shares with respect to which such Option has been so exercised; PROVIDED, HOWEVER, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Option holder to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. Delivery by the Company of the certificate for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the Option holder, at the address specified in the notice delivered pursuant to
Section 7.1 hereof.

SECTION 8.  CHANGES IN COMPANY'S CAPITAL STRUCTURE

    8.1. RIGHTS OF COMPANY. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to enter into, make or authorize, without limitation, (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (b) any merger or consolidation of the Company,
(c) any issue of Common Stock or of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, (d) a dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the assets or business of the Company, or
(f) any other corporate act or proceeding, whether of a similar character or otherwise.

    8.2. RECAPITALIZATION, STOCK SPLITS AND DIVIDENDS. If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or any other increase or reduction of the number of shares of its stock outstanding, in any such case without receiving compensation therefor in money, services or property, then

    (a) the number, class and price per share of stock subject to each outstanding Option shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had the Option holder exercised the Option in full immediately prior to such event, and

    (b) the number and class of shares with respect to which Options may be granted under Section 3.1 of this Plan and the maximum annual limitation on grants under Section 4.4 shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under this Plan and for the maximum annual limitation on grants that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

    8.3. MERGERS, SALES, ETC. If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a "Transaction"), then each outstanding unexercised option shall automatically accelerate so that it shall, prior to the effective date of the Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option; provided, however, that an outstanding option shall not so accelerate if and to the extent that:

    (a) such option is under the terms of the Transaction either to be assumed by the surviving or resulting corporation (or its parent);

    (b) such option is under the terms of the Transaction to remain outstanding and be exercisable in shares of Common Stock or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock are to receive pursuant to the terms of such Transaction; or

    (c) the acceleration of such option is subject to other limitations imposed by the Board or Committee at the time of the option grant.

The determination of option comparability under clause (a) above shall be made by the Board or Committee, and its determination shall be final, binding and conclusive. Immediately upon the consummation of the Transaction, all outstanding options shall terminate and cease to be outstanding, unless such options are assumed by the surviving or resulting corporation (or its parent) under clause (a) above or remain outstanding under clauses (b) or (c) above.

    8.4. ADJUSTMENTS TO COMMON STOCK SUBJECT TO OPTIONS. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

    8.5. MISCELLANEOUS. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

    9.1. GRANTING OF OPTIONS. No Option may be granted under this Plan after the tenth anniversary of the effective date hereof.

    9.2. INVESTMENT REPRESENTATIONS. The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act and applicable state securities laws.

    9.3. COMPLIANCE WITH SECURITIES LAWS. The Company shall not be required to sell or issue any shares under any Option if the sale or issuance of such shares would constitute a violation by the Option holder or the Company of any provision of any law or regulation of any governmental authority, including the Securities Act. In addition, the Company shall not be required to sell or issue shares upon the exercise of any Option unless the Committee has received evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act and applicable state securities laws:

       "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the issuer of an opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, that registration is not required for such sale or transfer."

The Company may, but shall not be obligated to, register the shares of stock covered by any Options pursuant to the Securities Act. In the event such shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

    9.4. OTHER CERTIFICATE LEGENDS. The Company may endorse such other legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue such "stop transfer" instructions to the transfer agent for the Common Stock as the Committee may, in its discretion, determine to be necessary or appropriate (a) to implement the provisions of this Plan and such Option with respect to such shares and (b) to permit the Company to determine the occurrence of a disqualifying disposition (as defined in Section 421(b) of the Code) of shares issued upon exercise of Incentive Options.

    9.5. EMPLOYMENT OBLIGATION. The granting of any Option shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ any Option holder. The right of the Company and each Affiliate to terminate the employment of any officer or other employee thereof shall not be diminished or affected by reason of the fact that an Option has been granted to such officer or other employee.

SECTION 10.  WITHHOLDING TAXES

    10.1. RIGHTS OF COMPANY. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company or Affiliate that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such employer corporation in respect of the issuance or disposition of such shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee may prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.


    10.2. PAYMENT IN SHARES. With the consent of the Committee, an employee may elect to have any required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due.


    10.3. NOTICE OF DISQUALIFYING DISPOSITION. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.  AMENDMENT OR TERMINATION OF PLAN


    11.1. AMENDMENT. The Board may terminate the Plan and may amend the Plan at any time, and from time to time.


    Except as provided in Section 8 hereof, the rights and obligations under any Option granted before amendment of this Plan or any unexercised portion of such Option shall not be adversely affected by amendment of this Plan or such Option without the consent of the holder of such Option.

    11.2. TERMINATION. This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Options granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.  NONEXCLUSIVITY OF PLAN

    Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

    The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1 hereof.

SECTION 13.  EFFECTIVE DATE

    This Plan shall become effective upon its adoption by the Board, PROVIDED that the stockholders of the Company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; PROVIDED, HOWEVER, that (a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 14.  PROVISIONS OF GENERAL APPLICATION

    14.1. SEVERABILITY. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, each of which shall remain in full force and effect.

    14.2. CONSTRUCTION. The headings in this Plan are included for convenience only and shall not in any way effect the meaning or interpretation of this Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to this Plan as a whole and not to any particular part of this Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

    14.3. FURTHER ASSURANCES. The Company and any holder of an Option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of this Plan and such Option and to assure to the Company and such Option holder the benefits contemplated by this Plan; PROVIDED, HOWEVER, that neither the Company nor any Option holder shall in any event be required to take any action inconsistent with the provisions of this Plan.

    14.4. GOVERNING LAW. This Plan and each Option shall be governed by the laws of the Commonwealth of Massachusetts.

                                   * * * * *

                                                                      APPENDIX B

                              PRI AUTOMATION, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                 PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1 PURPOSE AND SCOPE

    The purpose of the PRI Automation, Inc. 2000 Employee Stock Purchase Plan is to assist employees of PRI Automation, Inc. and its subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

1.2 ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Committee. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the plan under Section 423 of the Code, and the Committee also is authorized to change the Option Periods, Offering Dates and Exercise Dates under the Plan by providing written notice to all Employees at least 15 days prior to the date following which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more agents. The Committee's interpretation and decisions in respect to the Plan shall be final and conclusive.

                                   ARTICLE II
                                  DEFINITIONS

    Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

2.1 "BOARD" shall mean the Board of Directors of the Company.

2.2. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

2.3 "COMMITTEE" shall mean the Compensation Committee of the Board, which Committee shall administer the Plan as provided in Section 1.2 hereof.

2.4 "COMMON STOCK" shall mean shares of common stock of the Company.

2.5 "COMPANY" shall mean PRI Automation, Inc..

2.6 "COMPENSATION" shall mean for the purpose of any offering pursuant to the Plan, base pay. Compensation shall not include any deferred compensation other than contributions by an Employee through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code, or to a cafeteria plan pursuant to Section 125 of the Code.

2.7 "ELIGIBLE EMPLOYEE" shall mean an Employee (a) who is employed by the Company or a Subsidiary (b) who is customarily scheduled to work at least 20 hours per week and (c) whose customary employment is more than five
    (5) months in a calendar year.

2.8 "EMPLOYEE" shall mean any employee of the Company or a Subsidiary.

2.9 "EXERCISE DATE" shall mean each March 31 and September 30.

2.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

2.11 "FAIR MARKET VALUE" of a share of Common Stock as of a given date shall mean (i) the average of the closing price of Common Stock on the trading date previous to such date on a recognized national securities exchanges, or, if not listed on any such exchange on the trading date previous to such date, the last sale price reported in the NASDAQ System as of 4:00 p.m., New York time on the trading date previous to such date, or (iii) if on any date such securities are not quoted in the NASDAQ System, the fair market value of a share of Common Stock as established by the Committee acting in good faith.

2.12 "OFFERING DATE" shall mean each April 1 and October 1; provided, however, that the first Offering Date under the Plan shall be April 1, 2000.

2.13 "OPTION PERIOD" shall mean the period beginning on an Offering Date and ending on the next succeeding Exercise Date.

2.14 "OPTION PRICE" shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.1 hereof.

2.15 "PARTICIPANT" shall mean any Eligible Employee who elects to participate.

2.16 "PLAN" shall mean this PRI Automation, Inc. 2000 Employee Stock Purchase Plan, as the same may be amended from time to time.

2.17 "PLAN ACCOUNT" shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

2.18 "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE III
                                 PARTICIPATION

3.1 ELIGIBILITY

    An Eligible Employee may participate in the Plan if immediately after the applicable Offering Date, such Employee would not be deemed for purposes of
Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

3.2 ELECTION TO PARTICIPATE; PAYROLL DEDUCTIONS

    (a) An Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan during on Option Period by delivering to the Company in the calendar month preceding the Offering Date on which such initial Option Period commences a written payroll deduction authorization on a form prescribed by the Company.

    (b) Payroll deductions shall be equal to at least 1%, but not more than 10%, of the Participant's Compensation. Amounts deducted from a Participant's Compensation pursuant to this Section 3.2 shall be credited to the Participant's Plan Account.

    (c) The Committee shall be entitled to amend the maximum payroll deduction percentage as to any future Option Periods; provided, however, the maximum payroll deduction shall not exceed 15% of the Participant's Compensation.

                                   ARTICLE IV
                               PURCHASE OF SHARES

4.1 OPTION PRICE

    The Option Price per share of the Common Stock sold to Participants hereunder shall be 85% of the Fair Market Value of such share on either the Offering Date or the Exercise Date of the Option Period, whichever is lower, but in no event shall the Option Price per share be less than the par value per share of the Common Stock.

4.2 PURCHASE OF SHARES

    (a) On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part be deemed to have exercised his or her option to purchase at the Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant's Plan Account. The balance, if any, other than amounts representing fractional shares remaining in the Participant's Plan Account (after exercise of his or her option) as of an Exercise Date shall be returned to the Participant. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have otherwise been used to purchase such shares shall be automatically forwarded to the next Offering Period, unless the Participant elects to have such amounts returned to him or her.

    (b) As soon as practicable following each Exercise Date, the Company will deliver to the Participant a certificate issued in his or her name for such number of shares purchased by such Participants pursuant to subsection
(a) above, or by depositing said shares in the Participant's brokerage account at a stock broker designated by the Company. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to refund to him or her the amount withheld.

4.3 LIMITATIONS ON PURCHASE

    No Employee shall be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan or any other employee stock purchase plan of the Company, or any of its Subsidiaries to accrue at a rate which exceeds $25,000 (as measured by the Fair Market Value of such Common Stock at the time the option is granted) for each calendar year such option is outstanding. No Employee may purchase during any Option Period more than 1,000 shares. For purposes of this Section 4.3, the right to purchase Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Common Stock which has accrued under one option under the Plan may not be carried over to any other option.

4.4 TRANSFERABILITY OF RIGHTS

    An option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition thereof shall be null and void and of no effect.

                                   ARTICLE V
                      PROVISIONS RELATING TO COMMON STOCK

5.1 COMMON STOCK RESERVED

    There shall be 350,000 authorized but unissued or reacquired shares of Common Stock reserved for issuance pursuant to this Plan, subject to adjustment in accordance with Section 5.2 hereof.

5.2 ADJUSTMENT FOR CHANGES IN COMMON STOCK

    In the event that adjustments are made in the number of outstanding shares of Common Stock or the shares are exchanged for a different class of stock of the Company by reason of a stock dividend, stock split or other subdivision, the Committee shall make appropriate adjustments in (a) the number and class of shares or other securities that may be reserved for purchase hereunder, (b) the Option Price of outstanding options and (c) the maximum number of shares that an Employee may purchase under the second sentence of Section 4.3.

5.3 MERGER, ACQUISITION OR LIQUIDATION

    In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, the date of exercise with respect to outstanding options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such options in a manner complying with Section 424(a) of the Code.

5.4 INSUFFICIENT SHARES

    If the aggregate funds available for the purchase of Common Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 5.1 hereof, (a) the Committee shall proportionately reduce the number of shares that would otherwise be purchased by each Participant in order to eliminate such excess, and (b) the Plan shall automatically terminate immediately after such Exercise Date.

5.5 RIGHTS AS STOCKHOLDERS

    With respect to shares of Common Stock subject to an option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, a certificate for shares has been issued to him or her following exercise of his or her option.

                                   ARTICLE VI
                          TERMINATION OF PARTICIPATION

6.1 CESSATION OF CONTRIBUTIONS; VOLUNTARY WITHDRAWAL

    (a) A Participant may cease payroll deductions during an Option Period by delivering written notice of such cessation to the Company. Upon any such cessation, such Participant may elect either to withdraw from the Plan pursuant to subsection (b) below or to have amounts credited to his or her Plan Account held in the Plan for the purchase of Common Stock pursuant to Section 4.2. A Participant who ceases contributions to the Plan during any Option Period shall not be permitted to resume contributions to the Plan during such Option Period.

    (b) A Participant may withdraw from the Plan at any time by written notice to the Company prior to the close of business on an Exercise Date. Within
21 days after the notice of withdrawal is delivered, the Company shall refund the entire amount, if any, in a Participant's Plan Account to him or her, and thereupon, the Participant's payroll deduction authorization, his or her interest in the Plan and his or her option under the Plan shall terminate. Any Eligible Employee who withdraws from the Plan may again become a Participant in accordance with Section 3.2 hereof.

6.2 TERMINATION OF ELIGIBILITY

    (a) If a Participant ceases to be eligible under Section 3.1 hereof for any reason, the amount in such Participant's Plan Account will be refunded to the Participant or his or her designated beneficiary or estate within 21 days of his or her termination of employment or other cessation of eligibility.

    (b) Upon payment by the Company to the Participant or his or her beneficiary or estate of the remaining balance, if any, in the Participant's Plan Account, the Participant's interest in the Plan and the Participant's option under the Plan shall terminate.

                                  ARTICLE VII
                               GENERAL PROVISIONS

7.1 CONDITIONS OF EMPLOYMENT

    Neither the creation of the Plan nor an Employee's participation therein shall be deemed to create any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.


7.2 AMENDMENT ON TERMINATION OF THE PLAN



    The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan.


7.3 USE OF FUNDS; NO INTEREST PAID

    All funds received by the Company by reason of purchase of Common Stock hereunder will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

7.4 TERM; APPROVAL BY STOCKHOLDERS

    The Plan shall terminate on the tenth anniversary of the date of its initial approval by the stockholders of the Company, unless earlier terminated by action of the Board. No option may be granted during any period of suspension of the Plan nor after termination of the Plan. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said 12-month period, all options previously granted under the Plan shall thereupon be canceled and become null and void.

7.5 EFFECT UPON OTHER PLANS

    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary
(a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.6 CONFORMITY TO SECURITIES LAWS

    Notwithstanding any other provision of this Plan, this Plan and the participation in this Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.7 NOTICE OF DISPOSITION OF SHARES

    The Company may require any participant to give the Company prompt notice of any disposition of shares of Common Stock, acquired pursuant to the Plan within two years after the applicable Offering Date or within one year after the applicable Exercise Date with respect to such shares. The Company may direct that the certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

7.8 TAX WITHHOLDING

    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

7.9 GOVERNING LAW

    The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

                                  * * * * * *

    I hereby certify that the foregoing PRI Automation, Inc. 2000 Employee Stock Purchase Plan was duly approved by the Board of Directors of PRI
Automation, Inc. on             .

    I hereby certify that the foregoing PRI Automation, Inc. 2000 Employee Stock Purchase Plan was duly approved by the stockholders of PRI Automation, Inc. on
            .

    Executed on the       of             .

                                          ______________________________________
                                                        SECRETARY

                                                                      APPENDIX C

                              PRI AUTOMATION, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN
                                  (AS AMENDED)

1. PURPOSE.

    The PRI Automation, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of PRI Automation, Inc. (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

    (a) "Board" means the Board of Directors of the Company.

    (b) "Code" shall have the meaning set forth in Paragraph 1.

    (c) "Committee" means the Compensation Committee of the Board.

    (d) "Common Stock" means the common stock, $.01 par value per share, of the Company.

    (e) "Company" shall also include any subsidiary of PRI Automation, Inc. designated as a participant in the Plan by the Board, unless the context otherwise requires.

    (f) "Compensation" means, for the purpose of any Offering pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

    (g) "Employee" means any person who is customarily employed at least 20 hours per week and more than five months in a calendar year by (i) the Company or (ii) any subsidiary corporation.

    (h) "Investment Accounts" shall have the meaning set forth in Paragraph 9.

    (i) "Offering" shall have the meaning set forth in Paragraph 4.

    (j) "Offering Commencement Date" shall have the meaning set forth in Paragraph 4.

    (k) "Offering Termination Date" shall have the meaning set forth in Paragraph 4.

    (l) "Plan" shall have the meaning set forth in Paragraph 1.

    (m) "Subsidiary corporation" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 425 of the Code.

3. ELIGIBILITY.

    (a) Participation in the Plan is completely voluntary. Participation in any one or more of the offerings under the Plan shall neither limit, nor require, participation in any other offering.

    (b) Each employee of the Company shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereafter defined, his becoming an employee. Notwithstanding the foregoing, no employee shall be granted an option under the Plan:

        (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary corporation; for purposes of this Paragraph the rules of Section 425(d) of the Code shall apply in determining stock ownership of any employee; or

        (ii) which permits his rights to purchase stock under all Section 423 employee stock purchase plans of the Company and its subsidiary corporations to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.

4. OFFERING DATES.

    The right to purchase stock hereunder shall be made available by a series of six-month offerings (the "Offering" or "Offerings") to employees eligible in accordance with Paragraph 3 hereof. The Committee will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5. PARTICIPATION.

    Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the office of the Company's Treasurer 20 days prior to each applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4.

6. PAYROLL DEDUCTIONS.

    (a) At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during any Offering in which he is a participant at a specified percentage of his Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of ten percent.

    (b) Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Paragraph 10.

    (c) All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account.

    (d) A participant may withdraw from the Plan at any time during the applicable Offering period; provided, however, that a participant who is an officer or director of the Company and who withdraws from the Plan during any Offering period will not be eligible for the grant of any subsequent option under the Plan for a period of six months.

7. GRANTING OF OPTION.

    (a) Except as set forth in Paragraph 7(c) hereof, on the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: 85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the percentage of the employee's Compensation which he has elected to have withheld (but no more than 10%) multiplied by the employee's Compensation over the Offering period. Such market value per share of the Common Stock shall be determined as provided in clause (i) of Paragraph 7(b).

    (b) The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

        (i) 85% of the average of the bid and the asked prices as reported by the National Association of Securities Dealers Automated Quotation
    System, Inc. ("NASDAQ") in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the National Association of Securities Dealers, Inc. ("NASD") the last trading price of the Common Stock as reported by the NASDAQ National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange the closing price of the Common Stock on the exchange on the Offering Commencement Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded in the event that no shares of the Common Stock have been traded on the Offering Commencement Date); or if the Common Stock is not quoted on NASDAQ, not designated as a NASDAQ national market security and not listed on an exchange, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

        (ii) 85% of the average of the bid and the asked prices as reported by NASDAQ in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the NASD the last trading price of the Common Stock as reported by the NASDAQ National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded in the event that no shares of the Common Stock shall have been traded on the Offering Termination Date); or if the Common Stock is not quoted on NASDAQ, not designated as a national market security and not listed on an exchange, 85% of the fair market value on the Offering Termination Date as determined by the Committee.

    (c) A participant who is an officer or director of the Company and who elects pursuant to Paragraph 8(a) with respect to any Offering not to exercise an option deemed to have been granted pursuant to this Paragraph 7, shall not be eligible for the grant of an option hereunder for a period of six months.

8. EXERCISE OF OPTION.

    (a) Unless a participant gives written notice to the Treasurer of the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted the employee pursuant to Paragraph 7(a)), and any excess in his account at that time will be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess returned to him.

    (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess cash returned to him.

9. INVESTMENT ACCOUNTS.

    All shares of Common Stock purchased pursuant to Paragraph 8 shall be held in separate investment accounts ("Investment Accounts") maintained by such brokerage house, investment banking firm, commercial bank or other such similar institution as may be selected by the Board for the participants. Each Investment Account shall be in the name of the participating employee. All dividends, if any, paid with respect to shares of Common Stock in a participant's Investment Account shall be credited to his or her Investment Account. Each participant shall have all of the rights and privileges of a stockholder of the Company with respect to those shares purchased under the Plan and held in his or her Investment Account.

10. WITHDRAWAL AND TERMINATION.

    (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his account under the Plan for such Offering by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to such account will be paid to him promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his pay during such offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

    (b) Except as set forth in Paragraphs 6(d) and 7(c), a participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

    (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Paragraph 14.

    (d) Upon termination of the participant's employment because of death, his beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company's Treasurer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

        (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

        (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Treasurer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

11. INTEREST.

    No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

12. STOCK.

    (a) The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17, shall be 520,000 shares of Common Stock, $.01 par value per share, of the Company. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, with the balances of payroll deductions credited to the account of each participant under the Plan carried forward to the next Offering or returned to the participant if he so chooses, by giving written notice to the Treasurer to this effect.

    (b) The participant will have no interest in stock covered by his option until such option has been exercised.

    (c) The shares of stock purchased by a participant who is an officer or director of the Company, or a beneficiary of a participant who was an officer or director of the Company pursuant to Paragraph 14 hereof, at each Offering Termination Date may not be sold or transferred by such participant or beneficiary for a period of six months following such Offering Termination Date. Certificates representing said shares of stock issued pursuant to this Plan may bear legends to that effect.

13. ADMINISTRATION.

    The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee.

14. DESIGNATION OF BENEFICIARY.

    A participant shall file with the Treasurer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

15. TRANSFERABILITY.

    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

16. USE OF FUNDS.

    All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. EFFECT OF CHANGES OF COMMON STOCK.

    If the Company shall subdivide or reclassify the Common Stock which has been or may be optioned under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, with the approval of independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

18. AMENDMENT OR TERMINATION.

    The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan.

19. NOTICES.

    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

20. MERGER OR CONSOLIDATION.

    If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation. In accordance with this Paragraph and Paragraph 17, the Committee shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

21. APPROVAL OF STOCKHOLDERS.

    The Plan is subject to the approval of the stockholders of the Company at their next annual meeting or at any special meeting of the stockholders for which one of the purposes of such a special meeting shall be to act upon the Plan.

22. GOVERNMENTAL AND OTHER REGULATIONS.

    The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the Commonwealth of Massachusetts. In the event of any inconsistency between such provisions of the Code and any such laws, said provisions of the Code shall govern to the extent necessary to preserve favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                                *        *        *

                              PRI AUTOMATION, INC.

             805 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS 01821

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 10, 2000

The undersigned hereby constitutes and appoints Mordechai Wiesler, Mitchell
G. Tyson and Robert L. Birnbaum, and each of them acting singly, as proxies of the undersigned, each with full power to appoint his substitute, and authorizes each of them, and each substitute so appointed, to represent and vote all shares of voting capital stock of PRI Automation, Inc. (the "Company") held of record by the undersigned at the close of business on January 20, 2000 at the Annual Meeting of Stockholders of PRI to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on March 10, 2000 at 10:00 a.m., local time, and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

--------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

 PRI AUTOMATION, INC.


                1.  Proposal to elect the                               With-      For All
                    following nominees as                               For         Hold     Except
                    directors of the Company:                           [_]          [_]       [_]



                      MORDECHAI WIESLER, MITCHELL G. TYSON, AMRAM RASIEL, BORUCH
                      B. FRUSZTAJER, ALEXANDER V. D'ARBELOFF, AND KENNETH M. THOMPSON

                    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.


                2.  Proposal to approve the                             For        Against    Abstain
                    2000 Stock Option Plan                              [_]          [_]        [_]

                3.  Proposal to approve the
                    2000 Employee Stock Purchase
                    Plan and the amendment of the 1994                  For        Against    Abstain
                    Employee Stock Purchase Plan                        [ ]          [ ]        [ ]

                4.  Proposal to amend the articles of
                    organization to increase the
                    number of authorized shares of
                    common stock, from 50,000,000                       For        Against    Abstain
                    shares to 75,000,000 shares                         [ ]          [ ]        [ ]

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.    Date

                              Mark box at right if an                        [_]
                              address change or comments
                              have been noted on the
                              reverse side of this card.

Shareholder sign here    Co-owner sign here

DETACH CARD                                                          DETACH CARD

                              PRI AUTOMATION, INC.

Dear Shareholder:

Please take note of the important information enclosed with this proxy card related to the management and operation of your Company.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the appropriate box on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on March 10, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

PRI Automation, Inc.